NEUBERGER BERMAN
EQUITY TRUST(REGISTERED):
NEUBERGER BERMAN INTERNATIONAL TRUST

Supplement to the Prospectus dated December 30, 1998

The following paragraph is added to the "Management" sidebar on page 24:

Benjamin E. Segal is an Assistant Vice President of Neuberger Berman Management and has been an Associate Manager of the fund since January 1999. He was an assistant portfolio manager at another firm from 1997 to 1998. Prior to 1997, he held positions in international finance and consulting.

         The date of this Supplement is February 3, 1999.